SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


              DATE OF EARLIEST REPORTED EVENT - SEPTEMBER 22, 1999



                                 TELEMETRIX INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



     Delaware                     0-14724                         59-3453156
 -----------------             -----------                ---------------------
(State or other               (Commission                (IRS Employer
 jurisdiction of               File Number)               Identification Number)
 incorporation or
 organization)


                   c/o Michael L. Glaser, corporate Secretary
                       633 Seventeenth Street, Suite 2700
                             Denver, Colorado 80202
               ---------------------------------------------------
              (Address of Registrant's principal executive offices)


                                  303.292.1200
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                  303.292.1300
               --------------------------------------------------
              (Registrant's facsimile number, including area code)


                        1612 Osceola, Clearwater, Florida
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Registrant   consummated   closing  ("Closing")  of  its  acquisition  of  Tracy
Corporation II, a Nebraska corporation doing business as Western Total Communications ("WTC") on September 22, 1999, upon receipt of the requisite consent ("Consent") from the Federal Communications Commission ("FCC") to the transfer of control of WTC's numerous radio frequency FCC licenses. The acquisition of WTC was part of the business combination transaction structured as a reverse takeover ("RTO") described in Registrant's SEC Form 8-K filed on April 14, 1999 and the FCC's Consent was necessary to effect the WTC acquisition and complete the RTO. This Closing completed the RTO and WTC is now a wholly owned subsidiary of Registrant.












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


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TELEMETRIX INC., a Delaware corporation
(formerly known as Arnox Corporation)
October 7, 1999


By:   /s/  Michael L. Glaser
    --------------------------------
    Michael L. Glaser, Secretary

















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